                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  CRAMER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                                 [CRAMER LOGO]
                                  CRAMER, INC.
                                625 Adams Street
                            Kansas City, Kansas 66105

------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2000
------------------------------------------------------------------------------

The Annual Meeting of Shareholders of Cramer, Inc. will be held at the Cramer corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on May 16, 2000 at 1:00 p.m. (local time) for the following purposes:

1. To elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and shall have qualified.

2. To ratify the appointment of Deloitte & Touche, L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 2000.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The transfer books will not be closed. Only shareholders of record as of the close of business on April 15, 2000 are entitled to notice of and to vote at the meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ Gary A. Rubin
                                             ------------------------
                                             Gary A. Rubin, Secretary

Kansas City, Kansas
April 21, 2000

If you do not expect to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed, stamped envelope.

                                 [CRAMER LOGO]

                                  CRAMER, INC.
                                625 Adams Street
                            Kansas City, Kansas 66105


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 16, 2000



The accompanying form of proxy is solicited by the Board of Directors of Cramer, Inc., a Kansas corporation, for use only at the annual meeting of shareholders to be held at the Company's corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on May 16, 2000, at 1:00 p.m. (local time), or any adjournments thereof. This Proxy Statement and form of proxy are being mailed to shareholders commencing approximately April 21, 2000.

Properly executed and dated proxies received prior to the meeting will be voted in accordance with the instructions thereon. If no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by proxy will be voted for the nominees for director designated on the proxy and for ratification of the auditors appointed by the Board.

The Board of Directors may use the services of the Company's directors, officers and other employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies shall be borne by the Company. A shareholder may revoke his/her proxy at any time before the meeting by executing a proxy with a later date, by giving written notice to the secretary of the Company prior to the meeting, or by attending the meeting and voting in person. Mere attendance at the meeting will not constitute revocation of a proxy.

On April 15, 2000, the record date for determining shareholders entitled to notice of and to vote at the meeting, the Company had issued and outstanding 4,051,400 shares of common stock, each of which is entitled to one vote on each matter to be voted on at the meeting.

The affirmative vote of a plurality of the shares voting is required to elect each director. The shareholders have cumulative voting rights in electing directors. Under cumulative voting, each shareholder has the right to as many votes as shall equal the number of shares of stock owned by him/her times the number of directors to be elected. A shareholder may cast all of his/her votes for a single nominee or may distribute them among two or more of the nominees as seen fit.

The affirmative vote of a majority of the shares voting is required for ratification of the appointment of the independent auditors. An abstention will not be counted as a negative vote and will have no effect.



                         DIRECTORS, EXECUTIVE OFFICERS,
                         PROMOTERS AND CONTROL PERSONS

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS:

The Company's Board of Directors is currently composed of four members elected to serve for terms as indicated. The officers and directors of the Company are as follows:





                                                                                        Officer or
                                                                                         Director
                                                                                      of the Company       Term to
            Name                 Age                     Office                            Since            Expire
------------------------------ -------- ------------------------------------------ --------------------- -------------
James R. Zicarelli               48     Chairman of the Board & CEO                        1992              2000
David E. Crandall                56     Director                                           1992              2000
James E. Workman                 49     Director                                           1994              2000
Robert J. Kovach                 58     Director, President and Chief
                                        Operating Officer                                  1997              2000
Jeffery Meyer                    48     Vice President, Sales &
                                        Marketing                                          1998
Gary A. Rubin                    42     Vice President, Finance
                                        Secretary & Treasurer                              1995


BUSINESS EXPERIENCE

James R. Zicarelli                  President of Rotherwood Corporation, a holding company
                                    and majority stockholder of the Company.  In addition, Mr.
                                    Zicarelli serves as a board member or officer of The
                                    American Company, Inc., Pacer Corporation, and
                                    Sagebrush Technology Inc.  Prior to 1992, Mr. Zicarelli was
                                    the President of DRC, a data services company.

David E. Crandall                   Chairman and CEO of PPA Industries, a manufacturing
                                    Company located in Dallas, Texas. In addition, Mr. Crandall serves as board member of PPA Industries, Inc., and
                                    Information Retrieval Methods.




James E. Workman                    President, Oceana Products.  Formerly General Manager,
                                    Pacer Trading Company, a subsidiary of Rotherwood
                                    Corporation.  Prior to joining Pacer, Mr. Workman was the
                                    Director of Purchasing, IAMS Company.  IAMS is a
                                    premium pet food manufacturer.

Robert J. Kovach                    President and Chief Operating Officer of Cramer since
                                    September 1997, Elected to the Board of Directors in
                                    December 1997. Formerly Vice President Operations with
                                    Versa, a machine tool manufacturer.

Jeffery Meyer                       Vice President, Sales and Marketing of Cramer since
                                    September 1998. Prior background as Director, Retail
                                    Operations Mass Channel, a senior management position,
                                    sales planning and product management, for Hallmark
                                    Cards, the leading greeting card manufacturer in the United
                                    States.

Gary A. Rubin                       Vice President, Finance of Cramer since April 1995.
                                    Formerly Vice President, Finance and Administration for
                                    a capital equipment manufacturer and Senior Audit Manager
                                    for Deloitte & Touche.  Certified Public Accountant.

No director or officer has any family relationship with any other director or officer.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than 5% of its outstanding common stock, by individual directors and nominees for director of the Company, and the executive officers of the Company, and by the officers and directors of the Company as a group:



Name and Address                                         Amount and Nature of                   Percent of
of Beneficial Owner                                      Beneficial Ownership(a)                Class(j)
-------------------                                      -----------------------                ----------

Rotherwood Corporation(b)                                     2,081,236                          51.4%
7601 France Ave. South
Edina, MN 55435

James L. Marvin(c)                                              300,000                           7.4%
Suite 203
155 West Lake Avenue
Colorado Springs, CO  80906

David E. Crandall(d)                                            125,341                           3.1%
8222 Douglas Avenue, Suite 660
Dallas, TX  75225

James R. Zicarelli(e)                                                 0                             0%
7601 France Ave. South
Edina, MN 55435

Mr. James E. Workman(f)                                          30,000                           0.7%
2245 Rockingham Drive
Troy, OH  45373

Mr. Robert Kovach(g)                                                  0                             0%
145 Pointe Road
Gladstone, MO 64116

Mr. Gary Rubin(h)                                                     0                             0%
9713 West 121 Terrace
Overland Park, KS 66213

Mr. Jeffery Meyer(i)                                                  0                             0%
14030 Knox
Overland Park, KS 6621x

All Officers and Directors
as a Group (6 persons)                                          155,341                           3.8%

(a) Represents shares over which the designated individual has investment and voting power.

(b) Rotherwood Corporation may be deemed a "parent" of the Company by virtue of its percentage of stock ownership.

(c) Consists of 300,000 shares of common stock that are held by Foothills Company, an affiliate of Mr. Marvin.

(d)  Mr. Crandall is a Director of the Company.

(e) Mr. Zicarelli is a Director, Chairman and CEO of the Company and an Officer of Rotherwood Corporation. Pursuant to Rule 13d-3 of the Securities and Exchange Commission, the 2,081,236 shares held by Rotherwood may be attributable to Mr. Zicarelli because of his voting and investment power over these shares. However, these shares are not included in the total of all Officers and Directors as a group.

(f)  Mr. Workman is a Director of the Company.

(g) Mr. Kovach is a Director of the Company and President and Chief Operating Officer.

(h)  Mr. Rubin is Vice President Finance, Secretary and Treasurer of the
     Company.

(i)  Mr. Meyer is Vice President Sales and Marketing of the Company

(j)  Percentage based on common and common equivalent shares.

                            I. ELECTION OF DIRECTORS


The Board proposes that four directors be elected, to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified. It is intended that the accompanying form of proxy will be voted FOR the election of the four nominees set forth below unless direction to the contrary is given. In the event any such nominee is unable or declines to serve, the proxy may be voted for the election of another person in his/her place. The Board of Directors knows of no reason to anticipate that any such nominee will be unable to serve or will decline to serve.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE FOUR NOMINEES FOR DIRECTORS LISTED
BELOW:


=====================================================================================================
                                                                                        Year First
                                                                                           Named
          Name               Age                   Principal Occupation                  Director
=====================================================================================================

    David E. Crandall         56     Chairman and Founder of PPA Industries                1992
-----------------------------------------------------------------------------------------------------
    Robert J. Kovach          58     President and COO of Cramer                           1997
-----------------------------------------------------------------------------------------------------
    James R. Zicarelli        48     President of Rotherwood Corporation, the              1992
                                     Company's majority owner, and CEO of the Company
-----------------------------------------------------------------------------------------------------
    James E. Workman          49     President, Oceana Products                            1994
=====================================================================================================


There is no arrangement or understanding between any director and any other person regarding his selection as a director.

During the fiscal year ended December 31, 1999, three meetings of the Board of Directors of the Company were held. No director missed any meetings during 1999.

The Company's Board of Directors serves as the Audit Committee. The functions performed by the Board as Audit Committee include review of significant financial information of the Company, review of the scope of the audit and oversight of the audit function, and recommendation of the appointment of the independent auditors of the Company.

The Directors of the Company serve the same function as a Compensation Committee. The purpose of the committee is to establish the compensation of the executive officers of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the salary and other compensation earned in 1997, 1998 and 1999 by Mr. Zicarelli, the Company's CEO, Mr. Robert Kovach, the Company's President, and Mr. Jeff Meyer, the Company's Vice President of Sales. Mr. Kovach and Mr. Meyer are the only members of the Company's executive staff at the end of the 1999 fiscal year who earned salary and/or bonus in excess of $100,000 in 1997, 1998 or 1999.

                                                                  Other Annual              All Other
          Year               Salary            Bonus              Compensation            Compensation
          ----               ------            -----              ------------            ------------

Mr. Zicarelli (a)

Mr. Kovach

          1997              $ 25,378         $  9000                  (b)                    $ 33(c)
          1998              $120,000         $ 12000                  (b)                    $132(c)
          1999              $124,676         $     0(d)               (b)                    $132(c)

Mr. Meyer

          1998              $ 34,326         $10,000(e)               (b)                    $ 30(c)
          1999              $107,945         $10,000(d)               (b)                    $132(c)


(a) Board member James Zicarelli serves as the Company's CEO. Mr. Zicarelli is an employee of Rotherwood Corporation and does not receive any compensation from the Company for serving as CEO. Mr. Zicarelli's compensation from Rotherwood is not specifically related to Cramer's performance or the time spent by him in Cramer management. However, the Company paid certain management fees to Rotherwood in 1998 and 1999. (See "Certain Relationships and Related Transactions", Item 12 of the Company's annual report on Form 10-KSB and incorporated by reference in this proxy statement.)

(b) Did not exceed the lesser of $50,000 or 10% of Mr. Kovach's or Mr. Meyer's 1997, 1998, or 1999 salary and bonus.

(c) Consists of the premiums paid on value in excess of $50,000 for a term-life insurance policy on the individual's life maintained by the Company for the benefit of the individual's estate.

(d) Both Mr. Kovach and Mr. Meyer's current employment arrangements provide for a bonus based on the Company's relative profitability. Mr. Kovach received no bonus in 1999 as a result of the Company's operating loss. Mr. Meyer did not earn any bonus under this arrangement in 1999. However, Mr. Meyer's initial employment agreement also included a guaranteed bonus of $10,000 for 1999. No such guarantees exist in future years.

(e) Consists of a $5000 bonus paid upon beginning of Mr. Meyer's employment with the Company and a $5,000 bonus paid at the discretion of the board of directors based on the Company's results in 1998.


COMPENSATION OF DIRECTORS

Directors who are not employees of the Company or Rotherwood receive $1000 for each Board meeting attended and are reimbursed for their expenses related to such meetings.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

By virtue of its 51% ownership of the Company's common stock, Rotherwood Corporation (Rotherwood) may be deemed a "parent" of the Company.

Mr. James Zicarelli, Chairman of the Company's Board of Directors, has served as the Company's CEO since February 1995. Mr. Zicarelli is an employee of Rotherwood. In 1995, Cramer began paying fees to Rotherwood for management services including those provided by Mr. Zicarelli. In 1998 and 1999, the Company also paid fees to other affiliates of Rotherwood for consultation and assistance provided in the area of Human Resources and Labor Relations. Total amounts that were charged for the foregoing services are:

                                                               1998        1999
                                                             --------   --------

      Paid by the Company to Rotherwood and its affiliates   $ 90,000   $ 48,000



The Company believes that the amounts charged for services provided were not less favorable than those charged by third parties.

The Company participates in a combined Rotherwood credit facility with Mercantile Bank (See Management's Discussion and Analysis and Note 3 to the 1999 Financial Statements incorporated by reference herein).

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based on its review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) of the Securities and Exchange Commission during the fiscal year ended December 31, 1999, and any Forms 5's and amendments thereto furnished to the Company with respect to the 1999 fiscal year, the Company is not aware of any person who, at any time during the 1999 fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company's common stock and who failed to file on a timely basis, as disclosed in such Forms, the reports required by Section 16(a) of the Securities Exchange Act of 1934.

                     II. APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Deloitte & Touche L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 2000. Shareholders are requested to signify their ratification of this appointment; however, the vote of the shareholders will be advisory only.

The financial statements of the Company for the fiscal years ended December 31, 1999 and 1998 were audited by Deloitte & Touche L.L.P., certified public accountants.

Representatives of Deloitte & Touche L.L.P. are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions.


                               III. OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented at the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.



                            PROPOSALS OF SHAREHOLDERS

Proposals of shareholders for the annual meeting of shareholders of the Company in 2001 must be received by the Company for inclusion in its Proxy Statement and form of proxy related to that meeting by December 31, 2000.



                                  ANNUAL REPORT

A copy of the Company's annual report on Form 10-KSB is being mailed to shareholders concurrently with this Proxy Statement.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/ Gary A. Rubin
                                 -----------------
                                 Gary A. Rubin, Secretary
                                 April 21, 2000

               DOCUMENTS AND INFORMATION INCORPORATED BY REFERENCE

The financial statements of the Company for the fiscal years ended December 31, 1999 and 1998, together with the auditor's report thereon, meeting the requirements of Item 310 of Regulation S-B of the Securities and Exchange Commission, and Management's Discussion and Analysis of Financial Condition and Results of Operations, and Items 12 Certain Relationships and Related Transactions, are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 being sent to shareholders with this Proxy Statement and are incorporated in this Proxy Statement by reference.

                                  CRAMER, INC.
                  625 Adams Street, Kansas City, Kansas 66105
                                     PROXY
                 This Proxy is solicited on Behalf of the Board
                          of Directors of Cramer, Inc.

The undersigned shareholder of Cramer, Inc. hereby appoints James R. Zicarelli and Gary Rubin and each of them, as true and lawful proxies and attorneys-in-fact of the undersigned with power of substitution of each, for and in the name of the undersigned, to attend the annual meeting of shareholders of the Company to be held on May 16, 2000 commencing at 1:00 p.m. at the headquarters of the Company and to vote thereat, in the name and on behalf of the undersigned, at the meeting and any adjournments thereof, the number of shares of common stock which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, on the following matters as set forth in the Proxy Statement and Notice dated April 21, 2000.

1.  Election of Directors
[ ] FOR all nominees listed          [ ] WITHHOLD AUTHORITY to vote for all
(except as marked to the contrary)                 nominees

(INSTRUCTION: to withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. The total number of votes that you are entitled to cast under the cumulative voting method will be distributed equally among the remaining nominees.)

David E. Crandall   James R. Zicarelli  James E. Workman    Robert Kovach

2. To ratify appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year commencing January 1, 2000.

[ ] APPROVAL         [ ] DISAPPROVAL          [ ] ABSTAIN

(Please sign and date on reverse)

This proxy when properly executed will be voted in the manner indicated herein by the undersigned shareholder, but it will be voted in favor of all the resolutions set forth in the Proxy Statement if no specifications are made.

This Proxy is revocable and the undersigned reserves the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of shares of the Company.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:                            , 2000
      ----------------------------

================================================================================
           Signature
================================================================================
         Signature if held jointly